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                                   OPEN-END
                                   --------
                    CONSTRUCTION TO PERMANENT MORTGAGE DEED
                    ---------------------------------------

TO ALL PEOPLE TO WHOM THESE PRESENTS SHALL COME, GREETINGS:

     KNOW YE, that EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, with an office in the Town of Farmington, County of Hartford, and State of Connecticut (hereinafter called the "BORROWER"), for the consideration of One Dollar ($1.00) and other valuable consideration received to the Borrower's full satisfaction of SHAWMUT BANK CONNECTICUT, N.A., a national banking association having an office in the Town of Hartford, County of Hartford, and State of Connecticut (hereinafter called the "LENDER"), does hereby give, grant, bargain, sell and confirm, with MORTGAGE COVENANTS, unto the Lender, the Lender's successors and assigns forever:

                                 THE PROPERTY

     (A) LAND: That certain piece or parcel of real property known as 1790 New Britain Avenue, Farmington, Connecticut, more particularly described in SCHEDULE A attached hereto and made a part hereof, and all rights, privileges and easements appurtenant thereto (the "LAND").

     (B) IMPROVEMENTS: All the buildings, structures and improvements now or hereafter placed on the Land (the "IMPROVEMENTS").

     (C) SERVICE EQUIPMENT: All fixtures, appliances, machinery and equipment now or hereafter installed, including without limitation gas and electric fixtures, radiators, heaters, engines and machinery, boilers, stoves, ranges, elevators, escalators, incinerators, motors, dynamos, sinks, disposals, dishwashers, water closets, basins, medicine chests, pipes, faucets and other plumbing and heating fixtures, ventilating apparatus, dryers, washing machines, heating, ventilating and air-conditioning equipment and units, panelling, refrigerating plants, refrigerators, whether mechanical or otherwise, fire prevention and extinguishing apparatus, shades, awnings, screens, blinds, carpeting, wall cabinets, furniture and equipment, and such other goods and chattels and personal property as are now or hereafter attached to, used, or furnished in connection with the letting or operation of the Property (hereinafter defined) or in connection with the activities conducted thereon, and all renewals or replacements thereof or additions thereto or articles of substitution thereof (the "SERVICE EQUIPMENT").

          The Service Equipment shall be conclusively deemed fixtures and part of the Land or Improvements encumbered hereby, whether or not it is attached to same, to the fullest extent permitted by law. If the lien of this Mortgage is subject to a conditional bill of sale and/or security agreement covering any Service Equipment, then all the right, title and interest of the Borrower in and to same, together with the benefit of any deposits or payments now or hereafter made thereon, shall be embraced within this Mortgage.
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     (D)  CONDEMNATION PROCEEDS: All awards or payments, including interest thereon, which may be made with respect to the Property as a result of the exercise of the right of eminent domain in accordance with, and subject to, the terms and conditions of SECTION 1.4 hereof.

     (E) LEASES: All right, title and interest of the Borrower in and to any and all leases, tenancies or rights of use and occupancy, with amendments, if any, and any extensions, renewals or guaranties of the tenants' obligations thereunder, now or hereafter on or affecting the Property, whether or not recorded, including all those leases listed on SCHEDULE C hereto, with all security therefor and all monies payable thereunder, and all books and records which reflect payments made under the leases (hereinafter the "LEASES") in accordance with, and subject to, the terms and conditions of SECTION 1.8 hereof.

     (F) PROPERTY INCOME: All rents, income, profits, security deposits and other benefits to which the Borrower may now or hereafter be entitled from the Property and/or the business operations conducted at or from the Property (hereinafter the "PROPERTY INCOME") in accordance with, and subject to, the terms and conditions of SECTION 1.9 hereof.

     (G) TAX REFUNDS: All rights of the Borrower now or hereafter arising in and to any refunds of Taxes (as defined herein), or other charges relating to the Property or the debt secured hereby.

     TO HAVE AND TO HOLD the above granted and bargained premises, with the privileges and appurtenances thereof (collectively referred to herein as the "PROPERTY") but subject to those encumbrances, if any, listed upon SCHEDULE B (the "PERMITTED ENCUMBRANCES"), unto the Lender, the Lender's successors and assigns forever, to the Lender's and their own proper use and behoof.

     THE CONDITION OF THIS DEED IS SUCH THAT:

     WHEREAS, the Borrower has applied to the Lender for a loan in the amount of up to $1,000,000.00 (the "LOAN") secured by the Property; and

     WHEREAS, a portion of the Improvements (the "NEW IMPROVEMENTS") on the Land are to be erected; and

     WHEREAS, the Lender has agreed to make the loan herein-described to be paid over to the Borrower in installments as the work progresses, the time and amount of each advancement to be subject to the satisfaction of certain conditions precedent and in any event at the sole discretion and upon the estimate of the Lender; and

     WHEREAS, the Borrower agrees to complete the erection of the New Improvements to the satisfaction of the Lender within a reasonable time from the date hereof or at the latest on or before October 31, 1995; and

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     WHEREAS, the Lender has this day advanced to the Borrower the sum of
$244,020.60 for the construction of the New Improvements on the Land; and

     WHEREAS, if at any time during the repair or construction of the New Improvements on the Land, the Lender in its sole discretion shall determine that the balance of the Loan proceeds remaining to be advanced will not be sufficient to complete said construction or repair in accordance with the approved plans and specifications, the Borrower shall be required to advance funds in the amount of such shortage prior to the Lender's making any additional advances; and

     WHEREAS, if the total cost for construction or repair of the New Improvements on the Land incurred by Borrower shall be less than $1,000,000.00, the Lender shall not be required to disburse additional proceeds of the Loan above the actual cost of construction or repair incurred by Borrower; and

     WHEREAS, the Borrower, in consideration of the foregoing, has executed and delivered to Lender a promissory note for the sum of $1,000,000.00, a copy of which is attached hereto as SCHEDULE D (the "NOTE"), and subject to the following additional terms and conditions:

                                  ARTICLE 1.
                                  ----------
                 COVENANTS AND REPRESENTATIONS OF THE BORROWER
                 ---------------------------------------------

     The Borrower covenants and represents to the Lender as follows:

     1.1  PAYMENT AND PERFORMANCE

          The Borrower will pay the debt evidenced by the Note and all other sums due thereunder in lawful money of the United States and pay and perform all of its obligations under the Note, this Mortgage, the commitment letter signed and accepted by the Borrower in connection with the Loan (the "COMMITMENT LETTER") and every other instrument now or hereafter securing, evidencing or relating to the Note and the Mortgage Debt (collectively referred to herein as the "LOAN DOCUMENTS") at the times and in the manner set forth in such Loan Documents. All amounts due the Lender under any of the aforesaid instruments shall be secured by the lien of this Mortgage and shall hereinafter be referred to as the "MORTGAGE DEBT". If the Borrower consists of one or more parties, all of the obligations, covenants and warranties of the Borrower contained in this Mortgage shall be the joint and several obligations of the parties constituting the "Borrower".

     1.2  INSURANCE

          A. The Borrower shall keep the Property insured against loss by fire, flood and other hazards, casualties, contingencies and all other "extended coverage" risks, including builder's risk, business interruption, liability, indemnity, if available, in such amounts and with such deductibles and companies as the Lender may reasonably require. Borrower shall promptly

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pay when due the premiums on such insurance policies.  If the Borrower fails to pay any such insurance premiums, the Lender may pay same and the amount of such payments shall constitute Lender Advances pursuant to SECTION 3.4 hereof.

          B. Each insurance policy maintained pursuant to SUBSECTION A. above shall contain, in a form acceptable to the Lender, (1) a provision to the effect that the policy will not be canceled without at least ten (10) days prior written notice to the Lender, (2) the standard non-contributing mortgagee endorsement (entitling the Lender to collect all proceeds payable under such insurance), (3) the standard waiver of subrogation endorsement, and (4) any other endorsement required by the Lender. All insurance carried on the Property must show the Lender as an additional insured. The Borrower shall deliver copies of all existing policies to the Lender at the Lender's request and shall deliver copies of all additional and renewal policies, with current premium bills therefor marked "Paid", to the Lender at least thirty (30) days before the expiration of the old policies. The Borrower shall claim no cancellation or return of any policy or premium except from and after the redemption of this Mortgage by the Borrower.

          C. In the event of any loss or damage to the Property, the Borrower shall give immediate notice thereof to the Lender. The Borrower authorizes the Lender, at its option, to collect, adjust and compromise any losses under any hazard insurance policy maintained hereunder and to endorse the Borrower's name on any instrument in payment of any insured loss; provided, if such option is not exercised, the Lender shall not be responsible or liable for the collection, adjustment or compromise of any such loss and the Borrower does hereby indemnify the Lender and hold the Lender harmless against and from any and all claims and liabilities asserted against the Lender in connection with the collection, adjustment or compromise of any insured loss. In case of loss and payment by any insurance company, the amount of insurance proceeds received shall be applied either in whole or in part upon the payment of the Mortgage Debt or to rebuilding or restoring the Property, as the Lender may elect in its sole discretion.

     1.3  TAXES

          A. The Borrower shall pay within any applicable grace period and before the same become delinquent, all taxes, assessments, and governmental charges and impositions of any kind whatsoever for which lien rights exist, which may now or hereafter be assessed or levied upon any part of the Property, or upon the Loan Documents, in lieu of or in addition to a tax on the Property (all such charges and payments collectively referred to herein as the "TAXES").

          B.   If the Borrower fails to pay any Taxes due pursuant to SUBSECTION
A. above, the Lender may pay same and the amount of such payments shall constitute Lender Advances pursuant to SECTION 3.4 hereof.

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          C.   The Borrower will deliver to the Lender, receipts for the payment of each item specified in SUBSECTION A. above, prior to the date the item will become delinquent if not paid.

          D. The Borrower shall promptly notify the Lender of the delinquency in the payment of any Taxes due pursuant to SUBSECTION A. above.

          E. Upon the request of the Lender, the Borrower shall pay to the Lender, together with and in addition to the monthly installments of principal and interest provided in the Note, an amount (as estimated from time to time by the Lender in its sole discretion) equal to one-twelfth (1/12th) of the yearly Taxes assessed against the Property and sufficient funds to pay the insurance premiums required under SECTION 1.2 when due. The Borrower agrees that any funds deposited with or paid to the Lender pursuant to this SUBSECTION E. shall create only an indebtedness, and not a trust or agency relationship, between the Borrower and the Lender, which shall be liquidated to the extent of the Lender's payments as aforesaid. Unless otherwise required by law, no interest shall be payable on such funds. If the tax escrow payments are not sufficient to pay the Taxes on the date they become due and payable, the Borrower shall pay to the Lender the amount necessary to make up the deficiency on or before said date. Upon, and any time after, the occurrence of an Event of Default, the Lender may, at its option, apply the accumulated escrow balance remaining as a credit against the Mortgage Debt.

          F. If the Lender receives any refund of any Taxes paid hereunder and the Borrower is not in default hereunder, then the Lender shall promptly pay over the same to the Borrower; if the Borrower is in default hereunder, beyond any applicable grace period, the Lender may apply said refund in reduction of any amount secured hereby or pay the same to the Borrower.

     1.4  CONDEMNATION

          A. The Borrower will give the Lender immediate notice of the actual or (if known to the Borrower) threatened commencement of any eminent domain proceedings affecting any part of the Property, and will deliver to the Lender copies of all papers served in connection therewith. The Borrower hereby appoints the Lender as its attorney-in-fact, coupled with an interest, and authorizes the Lender to collect, receive, and retain, subject to the terms hereof, the proceeds of any such award or payment, to give proper receipts therefor and, if an Event of Default has occurred, to adjust, compromise and settle the claim therefor.

               The Lender shall have the right to intervene and participate in any eminent domain proceedings and the Borrower shall consult with the Lender in all matters pertaining to the adjustment, compromise or settlement of such proceedings and shall not enter into any agreement with respect to such matters without the prior written consent of the Lender. The Borrower further agrees to execute and deliver upon request any other instruments deemed necessary by the Lender to confirm or assign to the Lender all awards and other compensation to be made for any taking of the Property under eminent domain proceedings.

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          B.   The Lender may, in its sole discretion, retain and apply any eminent domain award or payment toward payment of the Mortgage Debt, or pay same over wholly or in part to the Borrower.

          C. If a part of the Property shall have been taken in any eminent domain proceedings and the remaining part of the Property shall have been sold on foreclosure of this Mortgage prior to the receipt by the Lender of the award or payment, the Lender, to the extent permitted by applicable law, shall have the right to receive the award or payment to the extent of any deficiency found to be due upon such sale, with legal interest thereon, and including reasonable counsel fees, costs and disbursements incurred by the Lender in connection with the collection of such award or payment.

     1.5  COMPLIANCE WITH LAW, ETC.

          A. The Borrower presently does and will continue to observe and comply with (1) all laws, regulations, ordinances, rules, and orders affecting the Property or the business operations thereon; (2) the terms of each insurance policy applicable to the Property; and (3) all conditions and requirements necessary to preserve and maintain all rights, licenses, permits, privileges, franchises and concessions which are applicable to the Property or business activities conducted at or from the Property, or which have been granted to or contracted for by the Borrower or by any tenant under the Leases.

          B. The Borrower shall provide the Lender with copies of all notices, orders, summonses, correspondence and other similar items delivered to or served upon the Borrower pertaining to any of the foregoing. Upon request, the Borrower shall furnish to the Lender, or its designee, copies of all correspondence from the Connecticut Department of Environmental Protection (the "DEP") (or the Federal Environmental Protection Agency (the "EPA"), or any similar entity, to the Borrower (other than routine mass informational mailings) and, upon request, shall direct such entity to send copies of all such correspondence directly to the Lender. Upon request, the Borrower shall furnish to the Lender copies of all correspondence from the Borrower to the DEP, the EPA, or any similar entity, copies of all periodic reports required by any environmental law or any permit, and copies of all records, forms and documents which the Borrower is required to produce or maintain pursuant to any environmental law or any permit.

          C. If the Lender believes in its reasonable discretion that the value of the Property may be adversely affected due to a potential violation of any environmental law, rule or regulation, then the Lender may (but will not be obligated to) hire an environmental engineer acceptable to the Lender, and after reasonable notice to Borrower, enter upon, inspect, monitor and conduct all environmental site assessments (including a phase I, phase II or phase III), tests and surveys of the Property as the Lender may reasonably require.
Borrower must, within ten (10) business days of demand therefor by the Lender, reimburse the Lender for all reasonable costs and expenses incurred by the Lender in connection with such assessment, environmental test, survey or additional work. All site assessments, environmental test reports, survey reports and documentation relating to additional work will be the property of the Lender and the Lender will have no obligation to disclose any such information to any third person, including Borrower; provided, however, that so long as no Event of Default has occurred and upon (i) payment in full by Borrower of all reasonable costs and expenses incurred by the Lender in connection with such assessment, test, survey or additional work, and (ii) execution by Borrower of a confidentiality and wavier letter in form provided by the Lender, the Lender will provide copies of all such assessments, reports or documentation to Borrower.

          D. The Borrower shall indemnify the Lender and hold the Lender harmless from and against all loss, liability, damage and expense, including attorneys' fees, suffered or incurred by the Lender, whether as holder of this Mortgage, as mortgagee in possession or as a successor in interest to the Borrower as owner of the Property by virtue of foreclosure or acceptance of a deed in lieu of foreclosure (i) under or on account of Chapter 446K of the Connecticut General Statutes Revision of 1958, as amended (the "ACT") or related regulations, or any similar applicable federal laws or regulations, including the assertion of any lien thereunder; (ii) with respect to any discharge, spillage, uncontrolled loss, seepage or filtration of oil or petroleum or chemical liquids or solid, liquid or gaseous products or hazardous waste which, if contained or removed or mitigated by the State of Connecticut, would give rise to a lien under Connecticut General Laws Section 22a-452a, as amended (a "SPILL") affecting the Property (whether or not the same originates or emanates from the Property or any contiguous real estate) including any loss of value of the Property as a result of such Spill; and (iii) with respect to any other matter affecting the Property and governed by the provisions of the Act or related regulations or any similar applicable federal laws or regulations.

          E. In the event of any Spill affecting the Property, whether or not the same originates or emanates from the Property or any contiguous real estate, the Borrower shall contain, remove or mitigate same immediately and in accordance with any directives of the State of Connecticut. If the Borrower shall fail to remedy such Spill or otherwise comply with any of the requirements of the Act or related regulations or any other environmental law or regulation, the Lender may at its election, but without the obligation to do so, give such notices and/or cause such work to be performed at the Property and/or take any and all other actions as the Lender shall deem necessary or advisable in order to remedy the Spill or cure such failure of compliance, and any amounts paid as a result thereof shall be reimbursed by the Borrower upon demand by the Lender, shall bear interest at the "Default Rate" provided for in the Note, and shall be secured by the lien of this Mortgage.

     1.6  MAINTENANCE AND REPAIR; INSPECTION; APPRAISAL; SIGN

          A. The Borrower will (1) keep and maintain the Property in good condition, working order and repair; (2) not commit or suffer any waste of the Property; (3) repair, replace, rebuild or restore any part of the Property which may be damaged or destroyed by any casualty or affected by eminent domain, whether or not the proceeds of any insurance or eminent domain proceedings are available therefor; (4) complete and pay for when due any construction undertaken on the Property; and (5) make all other repairs and replacements to the Property which the Lender may reasonably require. All such work shall be done promptly in good and

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workman-like manner.  If the Borrower fails to make such required repairs and replacements, the Lender may perform same and the cost thereof shall constitute Lender Advances pursuant to SECTION 3.4 hereof. The covenants in this SECTION 1.6.A. shall be limited in their application to account for customary construction conditions and such demolition and destruction as is contemplated under the plans and specifications submitted to and approved by the Lender (the "PLANS").

          B. Until the Loan is paid in full, Borrower shall provide the Lender and/or its agents, consultants or representatives with access to the Property, during normal business hours and after reasonable advance notice, for the purpose of enabling the Lender and/or its agents, consultants or representatives to perform appraisals, environmental site assessments and inspections of the Property.

          C. The Lender may obtain appraisals of the Property, under such circumstances as the Lender may in its reasonable discretion determine, and Borrower shall, within ten (10) business days after demand by the Lender, reimburse the Lender for all reasonable costs related to each such appraisal; provided, however, that so long as no Event of Default has occurred, Borrower will be required to reimburse the Lender for only one appraisal every twelve months. Appraisals will be the property of the Lender and the Lender will have no obligation to disclose any appraisal to any person, including Borrower, provided, however, that so long as no Event of Default has occurred and upon (i) payment in full by Borrower of all reasonable costs associated with an appraisal, and (ii) execution by Borrower of a confidentiality and waiver letter in form provided by the Lender, the Lender will provide a copy of the appraisal to Borrower.

     1.7  SALE, ENCUMBRANCE AND USE

          A. The Borrower, and if applicable any guarantor, shall not, without the Lender's prior written consent which may be withheld in the Lender's sole discretion for any reason whatsoever, (1) initiate or allow any transfer or other disposition of title (as said terms are defined in SUBSECTION C. below) to all or any part of the Property; (2) voluntarily create or grant any liens, mortgages or encumbrances against such title; (3) initiate or allow any change in the nature of the use and occupancy of the Property, including any such change which materially increases the possibility of a Spill; or (4) record any Declaration of Common Interest Community.

          B. The Borrower will keep and maintain the Property free from the claim of all persons supplying labor or materials in connection with the construction or repair of any Improvements constituting a part of the Property. The Borrower will furnish, at the Lender's request, all waivers and releases of liens or claims upon or with respect to the Property or any Service Equipment.

          C.   The term "transfer or other disposition of title" as used in this
SECTION 1.7 shall mean:

               (1) any sale, conveyance, transfer, gift or other disposition, whether voluntary, involuntary, or by operation of law or the Borrower's entry into any contract or option agreement to accomplish same;

               (2) if the Borrower is a corporation, a merger, consolidation, division, recapitalization, spin-off, or other corporate reorganization of the Borrower;

               (3) if the Borrower is a corporation, any change in ownership of fifty percent (50%) or more of the voting stock of the Borrower;

               (4) if the Borrower is a general partnership, any transfer of ten percent (10%) or more of any general partner's interest in the Borrower;

               (5) if the Borrower is a limited partnership, any transfer of ten percent (10%) or more of any general partner's or limited partner's interest in the Borrower;

               (6) any dissolution or liquidation of, or the filing of a suit to dissolve or liquidate, a corporate or partnership Borrower;

               (7) if the Borrower is a limited liability company, any transfer of a member's interest, whether caused by the member's death or otherwise, or any change in the articles of organization or operating agreement of the company, or any change in a manager of the company that has not been approved by the Lender, or any termination of the company.

               (8) a lease or leases of more than fifty per cent (50%) of the Land, Improvements or Service Equipment, wherein the proposed tenant or tenants do not intend to occupy the Property but intend to sell, sublease or assign their interest in a lease or leases of the Land and/or Improvements. It is the express intention of this provision to prohibit a long-term lease or sale and leaseback for either financing purposes or to effectuate a transfer of the Property;

               (9) any other act by which the economic benefit, entrepreneurial risk or management responsibility with respect to the Property is shifted to someone other than the Borrower or a corporation in which the Borrower is the sole stockholder or a limited or general partnership in which the Borrower is the sole general partner.

          D. The Borrower shall promptly notify the Lender if any lien, attachment or encumbrance is recorded against the Property without the Borrower's consent and will cause the lien to be canceled and discharged of record within thirty (30) days after its recording. If the Borrower fails to obtain the release of such lien or encumbrance, the Lender may take such action and make such payments as are necessary to accomplish same and the cost thereof shall constitute Lender Advances pursuant to SECTION 3.4 hereof.

          E.   Any attempted action contrary to the provisions of this SECTION
1.7 shall be void, but shall constitute an Event of Default hereunder. The Borrower agrees that if the ownership of the Property or any part thereof becomes vested in a person or entity other than the Borrower, the Lender may, upon notice to the Borrower, deal in any way with such successor or successors in interest without in any way impairing or discharging the Borrower's liability hereunder, under the Note or the Mortgage Debt.

     1.8  LEASES

          The Borrower will not take any action, the effect of which would be to cause any Lease to cease to be in full force and effect, and will not, except with the prior written consent of the Lender, (1) cancel or terminate any Lease, or consent to any cancellation, termination or surrender thereof, or any assignment thereof; (2) amend, modify or subordinate any Lease; (3) enter into any new lease; (4) waive any default under or breach of any Lease; (5) consent to any prepayment or discount of rent or advance rent under any Lease; or (6) take any other action in connection with any Lease which may impair or jeopardize the validity of such Lease or the Lender's interest therein. The Lender shall have the right to review and reasonably refuse written consent to any of the above proposed actions of the Borrower based upon the substance of the proposed transaction, the creditworthiness of the Borrower or the tenant, the financial condition of the Property or otherwise.

     1.9  PROPERTY INCOME

          A. The Borrower hereby assigns, transfers and grants a security interest to the Lender in and to the Property Income to secure the Mortgage Debt. The Borrower will not otherwise assign, transfer or encumber the Property Income in any manner.

          B. The Borrower may, so long as no Event of Default, as defined hereinafter, has occurred hereunder, collect and use the Property Income, as the same becomes due and payable, but may not collect same more than thirty (30) days in advance of the date the same becomes due without the prior written consent of the Lender. Upon the occurrence of any such Event of Default, the permission hereby given to the Borrower to collect the Property Income shall terminate and such permission shall not be reinstated upon a cure of such Event of Default without the Lender's specific written consent.

          C. The foregoing provisions hereof shall constitute an absolute and present assignment of the Property Income, subject, however, to the conditional permission given to the Borrower to collect and use such Property Income as hereinabove provided. The existence or exercise of such right of the Borrower shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, and any such subsequent assignment by the Borrower shall be subject to the rights of the Lender hereunder.

     1.10 REMOVALS, ALTERATIONS AND DEMOLITION

          A. Except as contemplated under the Plans, no Improvements or Service Equipment constituting part of the Property shall be removed, altered, demolished or erected (except for normal replacement of the Service Equipment) without the prior written consent of the Lender. All such changes, additions and alterations shall become part of the Property immediately upon the installation thereof. Any replacement equipment shall constitute Service Equipment and be subject to the lien of this Mortgage.

          B. The Borrower may, without the consent of the Lender, remove, dispose of and replace, at the Borrower's discretion, any item of Service Equipment which has become worn out or obsolete. Any Service Equipment which is essential or customary for the normal operation of the Property shall be replaced. Any replacement equipment shall be of at least equivalent type and quality as the replaced item of Service Equipment when it was originally installed or located at the Property, shall be subject to the lien of this Mortgage, and shall be free and clear of all other liens and encumbrances other than set forth on SCHEDULE B. The Borrower agrees to execute any mortgage, security agreement or other document the Lender may require with respect thereto.

          C. Borrower may remove from the Property any machinery and equipment used in its business operations, so long as such removal does not violate any other agreement, including without limitation, any security agreement between the Borrower and Lender.

     1.11 PROTECTION OF LIEN AND OTHER EXPENSES

          The Borrower shall pay, indemnify, defend and hold the Lender harmless from:

          A. All costs, disbursements, expenses and reasonable counsel fees incurred by the Lender in connection with:

               (1)       Protecting or sustaining the lien of this Mortgage;

               (2) Any proceeding, action, suit, hearing, motion or application in which the Lender is a party by reason hereof or in which, in the Lender's opinion, it becomes necessary to defend and uphold the terms or priority of this Mortgage;

               (3) The preparation for enforcement of Lender's Loan Documents after the occurrence of an Event of Default and negotiations with Borrower in connection with the existence or cure of such an Event of Default;

               (4)       Any proposed refinancing by Lender of the Mortgage
Debt;

               (5)       The transfer of the Property in lieu of foreclosure; or

               (6) The approval by Lender of actions taken or proposed to be taken by Borrower or others, which approval is required by the terms of this Mortgage or other Loan Documents.

          B. All damages, reasonable costs and expenses (including, without limitation, attorney's fees) paid by or imposed upon the Lender in connection with any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever or asserted against Lender on account of any act performed or omitted to be performed hereunder (other than such acts or omissions constituting the gross negligence of the Lender) or on account of any transaction arising out of or in any way connected with the Property, or with this Mortgage or the Mortgage Debt.

          C.   All amounts paid or incurred by the Lender under this SECTION
1.11 shall constitute Lender Advances pursuant to SECTION 3.4 hereof.

          D. The Borrower has contemporaneously with the execution and recording of this Mortgage executed and recorded as additional security for the payment of the Mortgage Debt a Collateral Assignment of Leases, Rentals and Property Income. All amounts paid or incurred by the Lender pursuant to the Collateral Assignment of Leases and Rentals shall constitute Lender Advances pursuant to SECTION 3.4 hereof.

     1.12 ESTOPPEL CERTIFICATES; INSTRUMENTS OF FURTHER ASSURANCE

          The Borrower will deliver to the Lender within ten (10) days after any request a duly acknowledged Borrower's certificate setting forth the amount of principal and interest due and payable on the Loan and whether any offsets or defenses exist with respect to this Mortgage or the Mortgage Debt. Upon the Lender's request, the Borrower will use its best efforts and due diligence to obtain delivery of the duly acknowledged certificate of any person having or acquiring an interest in or encumbrance on all or any part of the Property setting forth the nature and extent of the interest and stating (1) that the interest is subordinate to this Mortgage and (2) whether any offsets or defenses exist with respect to this Mortgage or the Mortgage Debt.

     1.13 BOOKS, RECORDS AND ACCOUNTS

          The Borrower will keep and maintain proper and accurate books, records and accounts reflecting all items of income and expense received or paid by the Borrower or any other person in connection with the Property and all business operations conducted at or from the Property. The Lender shall have the right at any time during normal business hours to examine and copy any such books, records and accounts wherever located.

     1.14 FINANCING STATEMENT

          This Mortgage is intended to be effective as a financing statement pursuant to the Connecticut Uniform Commercial Code with respect to the Service Equipment. The Lender is the secured party and the Borrower is the debtor with respect to this financing statement and the mailing addresses of the secured party and the debtor for the purpose of this financing statement are set forth in SECTION 4.4 hereof. Upon request the Borrower shall execute and deliver to the Lender any security agreement, financing or continuation statement or other document the Lender deems necessary to protect or perfect its lien on the Service Equipment, and pay all filing fees and other costs, disbursements, expenses and reasonable counsel fees incurred by the Lender in connection therewith. The Borrower authorizes the Lender, to the extent permitted by applicable law, to sign and file any financing or continuation statement at any time with respect to the Service Equipment in the absence of any signature by or on behalf of the Borrower. With respect to goods that became fixtures after the recording of this Mortgage and before the completion of construction of the Improvements, this mortgage is, and shall be construed to be a "Construction Mortgage" under Connecticut General Statute Section 42a-9-313(6), as amended, and any mortgage given to refinance this Mortgage shall be, and shall be construed to be a mortgage given to refinance a construction mortgage.

     1.15 REQUIRED NOTICES

          The Borrower shall notify the Lender promptly of the occurrence of any of the following: (1) an event requiring notice with respect to the following matters under the following subsections of this Mortgage:

      (i) 1.2.C.              (Loss or Damage to Property)
     (ii) 1.3.E.              (Taxes)
    (iii) 1.4.A.              (Condemnation)
     (iv) 1.5.B.              (Compliance with Law)
      (v) 1.7.D.              (Recordation of Liens)
     (vi) 1.10.               (Removal of Improvements and Service
                               Equipment)
    (vii) 1.20.B.&D.          (Compliance of Construction with Law);

(2) receipt of notice from any governmental authority relating to the Property;
(3) receipt of any notice from the holder of any other lien or security interest in the Property; or (4) commencement of any judicial or administrative proceedings by or against or otherwise affecting the Borrower, the Property or any entity controlled by or under common control of the Borrower or any other action by any creditor thereof as a result of any default under the terms of any loan.

     1.16 OTHER DOCUMENTS

          The Borrower upon request shall deliver to the Lender copies or originals of all reports, licenses, permits, approvals, orders, contracts, agreements, rights, options, franchises and applications relating to or affecting the Property and all business operations conducted at or from the Property.

     1.17 GENERAL REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants that as of the date of this
Mortgage:

          A. The Borrower is generally paying its debts as such debts become due, the fair market value of its assets exceeds its liabilities and no bankruptcy or insolvency proceedings are pending or contemplated by or against the Borrower.

          B. All reports, statements and other data furnished by the Borrower to the Lender in connection with the Loan are true, correct and complete in all material respects and do not omit any fact or circumstance which would make the statements contained therein misleading; present fairly the financial position of the Borrower as of the date stated therein, and the results of the Borrower's operation and changes in financial position for the years then ended and the statements are prepared in conformity with generally accepted accounting principles applied on a consistent basis; and that no material adverse change has occurred in the financial condition of the Borrower or the Property since the date of said financial statement.

          C. The Property and all Improvements thereon have not suffered any damage from fire or other casualty, no part of the Property has been condemned or taken by eminent domain and no condemnation or other taking of the Property or any part thereof is threatened or pending, or has been threatened with, any other title proceedings.

          D. There does not now exist on, under or within the Property (or any contiguous land included in the legal description of the Property within three years prior to the date hereof) any Spill. There does not now exist any condition, nor will the current or proposed operations cause there to exist any condition upon the Property or said contiguous land which would materially increase the possibility of the occurrence of (1) a Spill, or (2) a material violation of the Act or any related regulations or any similar federal laws or regulations.

          E. The Borrower, if a corporation, is a valid corporation in good standing under the laws of the jurisdiction of incorporation and is authorized to do business in the State of Connecticut.

          F. The Borrower, if a limited liability company, is a valid Connecticut limited liability company, legally existing under Connecticut law, and is authorized to do business in the State of Connecticut.

          G. The Borrower has the legal capacity and is authorized to execute and deliver all Loan Documents; the Loan Documents are valid and binding obligations enforceable in accordance with their respective terms and the execution and delivery thereof do not contravene any contract or agreement to which the Borrower is a party or by which the

Borrower or any of its respective properties may be bound and do not contravene any law, order, decree, rule or regulation to which the Borrower is subject.

          H. There is no action, suit or proceeding pending, or, to the knowledge of the Borrower, threatened against or materially affecting the Borrower or the Property or the business operations conducted at or from the Property or which involve the possibility of any judgment or liability not fully covered by insurance or which, in the Borrower's opinion, might result in any adverse change in the business, assets or operations of the Borrower which would, in any way, materially and adversely affect the Property or the validity or enforceability of the Loan Documents.

          I. The Borrower is not a party to or bound by any contract, agreement or other instrument, or subject to any charter or other restriction or any judgment, order, writ, injunction, decree, rule or regulation which now or in the future may materially and adversely affect the business, operations, properties, assets or condition, financial or otherwise, of the Borrower.

          J. The Borrower has filed all required federal, state and local tax returns, and no claims have been asserted and/or unpaid with respect to such taxes.

          K. The Property has frontage on, and direct access for ingress and egress to, the public street(s) appurtenant thereto.

          L. Electric, gas, sewer, septic, water facilities and any other necessary utilities are or will be, available in sufficient capacity to service the Property satisfactorily, and any easements necessary to the furnishing of such utility service by the Borrower have been or will be obtained and duly recorded.

          M. The Borrower is not in default under the terms of any instrument evidencing or securing any indebtedness of the Borrower and there has occurred no event which would, if uncured or uncorrected, constitute a default under any such instrument with the giving of notice, passage of time, or both.

     1.18 PREJUDGMENT REMEDY WAIVER

          The Borrower represents, warrants and acknowledges that the transaction of which this Mortgage is a part is a commercial transaction and not a consumer transaction. Monies now or in the future to be advanced to or on behalf of Borrower are not and will not be used for personal, family or household purposes.

          THE BORROWER ACKNOWLEDGES THAT IT HAS THE RIGHT UNDER SECTION 52-278a ET SEQ. OF THE CONNECTICUT GENERAL STATUTES, SUBJECT TO CERTAIN LIMITATIONS, TO NOTICE OF AND HEARING ON THE RIGHT OF THE LENDER TO OBTAIN A PREJUDGMENT REMEDY, SUCH AS ATTACHMENT,

GARNISHMENT OR REPLEVIN, UPON COMMENCING ANY LITIGATION AGAINST THE BORROWER. NOTWITHSTANDING SUCH RIGHT, THE BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE, JUDICIAL HEARING OR PRIOR COURT ORDER TO WHICH IT MIGHT OTHERWISE HAVE THE RIGHT UNDER SAID STATUTE OR UNDER ANY OTHER STATE OR FEDERAL STATUTE OR CONSTITUTION IN CONNECTION WITH THE OBTAINING BY THE LENDER OF ANY PREJUDGMENT REMEDY IN CONNECTION WITH THIS MORTGAGE. THE BORROWER FURTHER CONSENTS TO THE ISSUANCE OF ANY PREJUDGMENT REMEDIES WITHOUT A BOND AND AGREES NOT TO REQUEST OR FILE MOTIONS SEEKING TO REQUIRE THE POSTING OF A BOND UNDER PUBLIC ACT 93-431 IN CONNECTION WITH THE LENDER'S EXERCISE OF ANY PREJUDGMENT REMEDY. THE BORROWER ALSO WAIVES ANY AND ALL OBJECTION WHICH IT MIGHT OTHERWISE ASSERT, NOW OR IN THE FUTURE, TO THE EXERCISE OR USE BY THE LENDER OF ANY RIGHT OF SETOFF, REPOSSESSION OR SELF HELP AS MAY PRESENTLY EXIST UNDER STATUTE OR COMMON LAW, AND TO THE EXTENT PERMITTED BY LAW,THE BENEFITS OF ALL PRESENT AND FUTURE VALUATION, APPRAISEMENT, HOMESTEAD, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS.

     1.19 WAIVER OF TERMINATION RIGHTS

          The Borrower hereby waives, for itself or any of its assigns who assume this Mortgage, any right it may have under Section 49-2(c)(7) of the Connecticut General Statutes, as amended, or otherwise, to terminate the right of the Lender to make "optional future advances" as defined under said statute, including without limitation, Loan Advances made by the Lender pursuant to this Mortgage, the Note and/or any other Loan Documents.

     1.20 CONSTRUCTION COVENANTS

          The Borrower hereby covenants to the Lender that it shall:

          A. Immediately proceed with the construction and erection of the New Improvements in accordance with the Plans not substantially cease said construction and erection for any period of fifteen (15) consecutive days and complete such construction no later than October 31, 1995.

          B. Complete all construction and erection of Improvements in conformity with the Plans and any and all applicable present and future requirements of municipal, state or federal authorities having jurisdiction thereover and promptly notify the Lender of any notice, communication or order from any such authority.

          C. Receive the Loan Advances secured hereby as a trust fund to be applied by the Borrower solely for the purpose of paying the cost of developing the Property in accordance with the Plans and for no other purpose.

          D. In the event of the termination, cancellation or suspension of any governmental agreement, approval, certificate, license or permit which is necessary for the commencement and completion of all construction, the Borrower shall restore or remedy such termination, cancellation or suspension within fifteen (15) days thereafter. The Borrower shall give notice to the Lender of any such termination, suspension or cancellation within two (2) days thereafter. If the Borrower is threatened with any such termination, cancellation or suspension, the Borrower shall immediately notify the Lender thereof and shall use every reasonable means to prevent such termination, cancellation or suspension from occurring. The Borrower further agrees to promptly forward a copy of any notice or communication from any governmental authority pertaining to the aforesaid construction.

          E. Furnish requests for advances during the construction phase in AIA form satisfactory to and approved by Lender, based on satisfactory inspectors' certifications and paid receipts and accompanied by such additional documentation as the Lender may reasonably request.

          F. Furnish the Lender a Certificate of Occupancy with respect to the Property as and when required by the Note.

          G. Not perform any further work on the New Improvements after the Lender has ordered stoppage of construction without the prior written consent of the Lender unless and until the condition that led to such stop order has been fully corrected. The Lender shall have the right to order such stoppage and demand that a condition be corrected when any deviation from the Plans appears, or defective or unworkmanlike labor or materials are being used in the construction of the New Improvements, or upon receipt of knowledge of encroachments to which there has been no written consent by the Lender, or upon the occurrence of any breach of or default under the general contract.

          H. Comply with each and every term and condition contained in Schedule A to the Commitment Letter.


                                  ARTICLE 2.
                                  ----------
                                   DEFAULT
                                   -------

     2.1  EVENTS OF DEFAULT

          Any one or more of the following shall constitute an "EVENT OF DEFAULT" hereunder:

          A. The failure to pay the Mortgage Debt in full by the "MATURITY DATE" as defined in the Note, or the failure to pay any other installment of principal and/or interest or any other sums due with respect to the Mortgage Debt upon maturity or when such installment is otherwise due and payable in accordance with the provisions of SECTION 1.1 hereof.

          B. The occurrence of an Event of Default (as defined therein) under, or demand for the payment of any Loan Documents beyond any grace periods set forth in said agreements, if any.

          C. The failure to (1) pay the premiums on or keep in force any insurance required under SECTION 1.2 hereof; or (2) either deliver the policies of insurance or reimburse the Lender for premiums paid on such insurance, after notice and demand as herein provided.

          D. The failure to pay any Taxes or other installments within the applicable time periods set forth under SECTION 1.3 hereof.

          E. The failure to reimburse the Lender for Lender Advances pursuant to SECTION 3.4 hereof.

          F. The transfer, encumbrance or change in use of, or other action or non-action with respect to, the Property or the composition of the Borrower in contravention of the provisions of SECTION 1.7 hereof.

          G. The failure of the Borrower to contain, remove or mitigate any Spill or the Borrower's failure to immediately upon request reimburse the State of Connecticut or the Lender for any amounts expended by them with respect to any Spill.

          H. The assignment of the whole or any part of the Leases or the Property Income except as permitted by the provisions of SECTIONS 1.8 and 1.9.

          I. The failure to have any lien, attachment or encumbrance which is levied against the Property without the Lender's consent (other than the lien for ad valorem taxes not yet due) discharged within thirty (30) days of its filing or recording pursuant to the provisions of SUBSECTION 1.7.D. hereof.

          J. The actual or threatened waste, removal or demolition of, or material alteration to, any part of the Property without the Lender's prior written consent.

          K. The failure to observe or perform any other agreements, covenants or representations of the Borrower contained in this Mortgage for a period of thirty (30) days after the occurrence of such failure.

          L. The occurrence of a default under, or demand for the payment of, any other note or obligation secured by a mortgage on or security interest in the Property.

          M. The cancellation, revocation, suspension or failure to receive a grant or renewal of any and all franchises, concessions, licenses and permits pertaining to or necessary for the construction and operation of the Improvements on the Property.

          N. The taking of all or any part of the Property through condemnation, or if the value of the Property shall be impaired by condemnation or casualty, either temporarily for a period in excess of thirty (30) days, or permanently.

          O. The failure to complete the construction or repair of the Improvements on the Property to the satisfaction of the Lender on or before October 31, 1995.

          P. The failure to keep, perform or carry out the construction terms and provisions set forth in SECTION 1.20 hereof.

          Q. If the Borrower shall be deprived of title, possession or control of the Property by process or operation of law or order of any court, or if any foreclosure proceeding shall be instituted with regard to any lien or mortgage of any kind affecting the Property.

                                  ARTICLE 3.
                                  ----------
                                   REMEDIES
                                   --------

     Whenever an Event of Default shall have occurred, the Lender may take any one or more of the following remedial steps:

     3.1  ACCELERATION

          The Lender may declare, without demand or notice to the Borrower, the outstanding principal amount of the Loan and the interest accrued thereon, and the Mortgage Debt, to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become, and be, due and payable.

     3.2  FORECLOSURE

          A. The Lender may foreclose this Mortgage and exercise its rights as a secured party for all or any portion of the Mortgage Debt which is then due and payable, subject to the continuing lien of this Mortgage for the balance not then due and payable.

          B. In the event this Mortgage is foreclosed there shall be included in the Mortgage Debt, to the extent permitted by law, the costs, disbursements, and fees paid or incurred by the Lender in connection with the foreclosure proceedings.

     3.3  POSSESSION OF PROPERTY; APPOINTMENT OF RECEIVER

          A. Without notice to the Borrower and without regard to the adequacy of the security for the Mortgage Debt, proof of depreciation of the value of the Property or the financial condition of the Borrower, the Lender may, at its option:

               (1) By itself or by agent, with or without bringing any action, suit or proceeding, immediately enter upon and take possession and control of the Property and the Property Income with those rights and powers more particularly set forth in SUBSECTION 3.3.C. hereof.

               (2) Either in addition to, by supplement to, as an alternative to, but not by way of limitation of those rights of the Lender set forth in SUBSECTION 3.3 A.(1) make application to a court of competent jurisdiction for and obtain the immediate ex parte appointment of a receiver authorized to immediately enter upon and take possession and control of the Property and the Property Income with those rights and powers more particularly set forth in SUBSECTION 3.3.C. hereof.

               (3) Without taking possession and control of the Property, immediately commence action to collect directly all Property Income due to the Borrower with full rights and powers to notify all parties liable to make payments of Property Income to make said payments directly to the Lender or its agents, and the Lender or its agents shall have the further power and authority to sue for or otherwise collect and receive all Property Income.

          B. The Borrower hereby waives to the fullest extent permitted by law all rights to prior notice or court hearing in connection with any action by Lender of the types set forth in SUBSECTIONS 3.3 A.(1), (2), AND (3), and the Borrower further waives any requirement that Lender provide any bond, surety, or other security in connection with any said action.

          C. In the event the Lender, the Lender's agent and/or a receiver enters upon and takes possession and control of the Property and/or the Property Income pursuant to SUBSECTIONS 3.3 A.(1), (2) AND/OR (3), said person or entity shall have all of the Borrower's rights and powers with respect to the Property and/or the Property Income in addition to such other rights and powers as may subsequently be authorized including without limitation the right and power to:

               (1) hold, store, use, operate, manage and control the Property and conduct the business which is or may be conducted therefrom;

               (2) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements to the Property and purchase or otherwise acquire additional fixtures, personalty and other property;

               (3) obtain such insurance with respect to the Property and the business operations conducted therefrom as may be determined necessary;

               (4) manage and operate the Property and the business conducted therefrom and exercise all the rights and powers of the Borrower in its name or otherwise with respect to the same;

               (5) enter into agreements with others to exercise the powers herein granted, all as the Lender, its agents or a receiver from time to time may determine;

               (6)  collect and receive all Property Income;

               (7) enforce all terms of existing Leases at the Property and all other contracts or agreements pertaining to the Property or the business operations conducted therefrom; and

               (8) enter into such new or additional leases and such other contracts or agreements pertaining to the Property or the business operations conducted at or from the Property from time to time as the Lender, its agents or the receiver may determine necessary in its sole discretion.

          D. In the event the Lender, the Lender's agent and/or a receiver enters upon and takes possession and control of the Property and/or the Property Income pursuant to SUBSECTIONS 3.3 A.(1), (2) AND/OR (3) at a time prior to the completion, to the Lender's satisfaction, of the construction of the Improvements required under SECTION 1.20, said person or entity shall, in addition to such other rights and powers provided in SUBSECTION 3.3 C., have the right and power to:

               (1) Perform any and all work and labor necessary to complete the Improvements substantially in accordance with the Plans;

               (2)  Employ watchmen to protect the Property from injury;

               (3) Make such additions, changes and corrections in the Plans as shall be necessary or desirable to complete the New Improvements;

               (4) Employ such contractors, subcontractors, agents, architects and inspectors as shall be required to complete the New Improvements;

               (5) Pay, settle or compromise all existing bills and claims which may be liens against the Property, or as may be necessary or desirable, in the sole discretion of the Lender, to complete the Improvements or to clear the title;

               (6) Take over and use all or any part of the labor, materials, supplies and equipment contracted for, owned by or under the control of the Borrower, whether or not previously incorporated into the New Improvements;

               (7) Execute all applications and certificates in the name of the Borrower which may be required by any of the construction contract documents; and

               (8) Prosecute and defend all actions or proceedings in connection with the Property or the construction of the New Improvements and take such action and require such performance as the Lender shall deem necessary under any guaranty of completion.

               The Lender's rights under this SECTION 3.3.D. shall be subject at all times to the Lender's right, at its election, at any time to discontinue any work commenced with respect to the New Improvements or change any course of action undertaken by it and to not be bound by any limitations or requirements of time whether set forth herein or otherwise. Effective upon an Event of Default, the Borrower hereby assigns to the Lender all of the Borrower's interest in contracts relating to the construction of the Improvements, but this assignment shall not, in the absence of affirmative ratification of such contracts by the Lender, be deemed to impose upon the Lender any of the Borrower's obligations under such contracts.

          E. All Property Income collected by the Lender, the Lender's agent or a receiver pursuant to SUBSECTIONS 3.3 A.(1), (2) OR (3) shall be applied to the following in such order of priority as the Lender may determine in its sole discretion:

               (1)  interest and principal due on the Mortgage Debt;

               (2) taxes, assessments and insurance premiums due with respect to the Property and/or the business operations conducted from the Property;

               (3) all costs and expenses of constructing the Improvements, operating, maintaining, repairing and improving the Property and conducting the business operations which are or may be conducted at the Property; and

               (4) the compensation, salaries, expenses and disbursements of any agents, employees, attorneys or other representatives of the Lender, the Lender's agent or the receiver in connection with the possession, control, construction of the Improvements and/or operation of the Property and the business operations conducted therefrom, expressly including the payment of any management agent's fees, and in the event the Lender manages the Property itself with its own employees, the Lender shall be entitled to charge and collect a management fee equal to the customary management agent's fee charged for performing similar management functions in the area where the Property is located.

          F. The Lender, its agents, or any receiver acting pursuant to SUBSECTIONS 3.3 A.(1), (2) OR (3) hereof shall in no event be liable or accountable for more moneys than actually are received from the Property during the period which the Lender, its agent or any receiver actually is in possession and control of the Property. Neither the Lender, its agents or any receiver shall be liable or accountable in any manner for the failure to collect Property Income for any reason whatsoever.

          G. All costs, expenses and liabilities of every character incurred by the Lender in constructing the Improvements and managing, operating and maintaining the Property, not paid from Property Income as hereinabove provided, shall constitute and be treated as Lender Advances pursuant to SECTION 3.4 hereof.

          H. The Borrower shall pay monthly, in advance, to the Lender, its agent or any receiver in possession and control of the Property pursuant to SUBSECTIONS 3.3 A.(1), (2) OR (3) the fair and reasonable rental value for all or any part of the Property which is in the use, occupancy and possession of the Borrower.

          I. In the event of foreclosure, the Lender, its agent or any receiver acting pursuant to SUBSECTIONS 3.3 A.(1), (2) OR (3) may remain in possession of the Property until (i) the foreclosure sale; (ii) the redemption of the Property; or (iii) the expiration of any redemption period of the United States of America extending subsequent to the foreclosure sale, if a deficiency exists. The Lender, its agents or the receiver shall incur no liability for, nor shall Borrower assert any claim or setoff as a result of, any action taken while the Lender, its agent or a receiver is in possession of the Property.

     3.4  LENDER ADVANCES

          A. The Lender may, without notice or demand, pay any amount which the Borrower has failed to pay ("LENDER ADVANCES"), or perform any act which the Borrower has failed to perform hereunder (including, without limitation, (1) the payment of insurance premiums and/or the furnishing of insurance required under
SECTION 1.2 hereof; (2) the payment of Taxes required under SECTION 1.3 hereof;
(3) the performance of and the payment for repairs and replacements required under SECTION 1.6. hereof; (4) the cost of discharging any liens or encumbrances under SUBSECTION 1.7.D. hereof; (5) all expenses incurred or other amounts paid by Lender pursuant to SECTION 1.11 AND 1.14 and ARTICLE 3 HEREOF; (6) the payment of costs attendant to the Lender's possession as set forth in SUBSECTION 3.3.G. hereof; and (7) the payment of sums for all purposes otherwise allowed under the Note. In such event the costs, disbursements, expenses and reasonable counsel fees thereof, together with interest thereon from the date the expense is paid or incurred, at the highest interest rate allowed under the Note shall be (i) added to the Mortgage Debt, (ii) payable on demand to the Lender and
(iii) secured by the lien of this Mortgage, prior to any right, title, interest, lien or claim attaching or accruing to the Property subsequent to the lien hereof.

          B. The Lender, in making any Lender Advances which (1) relate to Taxes asserted against the Property, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy or validity thereof; (2) relate to insurance premiums, may do so according to any notice, bill, statement or estimate procured from the appropriate insurer without inquiry into the accuracy or validity thereof; (3) relate to any apparent or threatened adverse title, lien or encumbrance shall be the sole judge of the legality or validity of same; (4) relate to the expense of repairs or replacement of any Property shall be the sole judge of the state of repairs and the necessity for incurring the expense of any such repairs or replacement; (5) otherwise relate to any other purpose referred to in SUBSECTION 3.4.A. may do so whenever, in its sole judgment and discretion, such payment shall seem necessary or desirable to protect the full security intended to be created by this Mortgage.

     3.5  NO MARSHALLING

          The Lender shall not be (1) compelled to release, or be prevented from foreclosing or enforcing this Mortgage upon all or any part of the Property, unless the entire Mortgage Debt shall be paid in lawful money as aforesaid; (2) required to accept any part or parts of the Property, as distinguished from the entire whole thereof, as payment of or upon the Mortgage Debt to the extent of the value of such part or parts; (3) compelled to accept or allow any apportionment of the Mortgage Debt to or among any separate parts of the Property; or (4) prevented from selling the Property in one or more parcels or as an entirety and in such manner and order as the Lender in its sole discretion may elect.

     3.6  LENDER'S DISCRETION

          The Lender, in exercising any remedy provided herein (including the making of any Lender Advances) which relates to (1) any Taxes, insurance premiums or other amounts to be paid by the Borrower hereunder, including without limitation, payments due pursuant to SECTIONS 1.2 AND 1.3 hereof, may do so in accordance with any notice, bill, statement or estimate procured from the appropriate public office or insurer without inquiry into the accuracy or validity thereof; (2) any apparent or threatened adverse title, lien, statement of lien, encumbrance, claim or charge, shall be the sole judge of the legality or validity thereof; (3) any repair, maintenance or replacement expense or other amount to be paid by the Borrower under SECTION 1.6 hereof, or any expense incurred in connection with the Lender's possession under SECTION 3.3, shall be the sole judge of the state of repair of the Property and the necessity of incurring the expense; and (4) any other item or purpose not otherwise specifically provided for herein, may do so whenever in its sole judgment and discretion such payment or performance is necessary or desirable to protect the full security intended by this Mortgage.

     3.7  REMEDIES CUMULATIVE

          No remedy conferred upon or reserved to the Lender hereunder is or shall be deemed to be exclusive of any other available remedy or remedies. Each such remedy shall be distinct, separate and cumulative, shall not be deemed to be inconsistent with or in exclusion of any other available remedy, may be exercised in the sole discretion of the Lender at any time, in any manner, and in any order, and shall be in addition to and separate and distinct from every other remedy given the Lender under this Mortgage or any other Loan Documents, or now or hereafter existing in favor of the Lender at law or in equity or by statute.

     3.8  DELAY, OMISSION OR RELEASE NO WAIVER

          A. Time and punctuality shall be of the essence in this Mortgage, but any delay, omission or failure by the Lender to insist upon the strict performance by the Borrower of any of the covenants, conditions and agreements herein set forth, or to exercise any right or remedy available to it upon the occurrence of an Event of Default hereunder, shall not impair any such right or remedy or be considered or taken as a waiver or relinquishment of the right in the future to insist upon and to enforce, by injunction or other appropriate legal or equitable remedy, strict compliance by the Borrower with all of the covenants, conditions and agreements herein, or of the right to exercise any such rights or remedies if such Event of Default by the Borrower be continued or repeated.

          B. The Lender may, without notice to or the consent of the Borrower, any other person primarily or contingently liable for the payment of the Mortgage Debt or the holders of any subordinate lien on the Property, (1) release any part of the security described herein, (2) release the obligation of any person primarily or contingently liable for the Mortgage Debt secured hereby, (3) extend the time for payment or otherwise modify the terms of the Mortgage Debt or this Mortgage, and (4) take any additional security for the Mortgage Debt. No such release, extension, modification or additional security shall impair or affect the lien of this Mortgage or its priority over any subordinate lien and no such party shall be relieved of any liability by reason thereof.

          C. Neither the Borrower nor any other person primarily or contingently liable for the payment of the Mortgage Debt secured hereby shall be relieved of any liability by reason of (1) any such release, extension, modification or taking of additional security; (2) the failure of the Lender to comply with any request of the Borrower or any such person to foreclose this Mortgage or exercise any other remedy available hereunder or under or with respect to the Mortgage Debt; or (3) any agreement or stipulation between any subsequent owner of the Property and the Lender extending the time of payment or modifying the terms of the Mortgage Debt or this Mortgage.

     3.9  POWER OF ATTORNEY

          The Borrower hereby irrevocably appoints, grants and constitutes the Lender its attorney-in-fact, coupled with an interest, to so execute, deliver and submit all applications, requests, forms or reports of any kind for all applicable, desirable or necessary licenses, permits, approvals, authorization, tax credits or abatements or benefits, of any kind relating, applicable to or affecting the use and enjoyment of, or construction on, or the business operations conducted at or from the Property; provided, the foregoing power of
                                              --------
attorney shall be
exercisable by the Lender only after the occurrence of one or more Events of Default. Any party dealing with the Lender shall not be required to investigate the right of the Lender to exercise its authority or to take any action under or pursuant to this power of attorney nor inquire as to whether or not any Event of Default exists or has occurred.

     3.10 NO MERGER

          In the event the Lender shall acquire title to the Property by conveyance from the Borrower or as a result of the foreclosure of any other mortgage which the Lender at any time holds with respect to the Property, this Mortgage shall not merge in the fee of the Property but shall remain and continue as an existing and enforceable lien for the Mortgage Debt secured hereby until the same shall be released of record by the Lender in writing.

                                  ARTICLE 4.
                                  ----------
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     4.1  FUTURE ADVANCES

          This is an "Open-End Mortgage" and the holder hereof shall have all of the rights, powers and protection to which the holder of any Open-End Mortgage is entitled under Connecticut law. Upon request the Lender may, in its discretion, make future advances to the Borrower. Any future Advance, and the interest payable thereon, shall be secured by this Mortgage when evidenced by a promissory note stating that the note is secured hereby. At no time shall the principal amount of the debt secured by this Mortgage exceed the original principal amount of the Note, nor shall the maturity of any future advance secured hereby extend beyond the date the final principal payment is due on the Note. With respect to goods that became fixtures after the recording of this Mortgage and before the completion of construction of the New Improvements, this Mortgage is, and shall be construed to be a "construction mortgage" under Connecticut General Statutes 42a-9-313(6), as amended, and any mortgage given to refinance this Mortgage shall be, and shall be construed to be a mortgage given to refinance a construction mortgage.

     4.2  GOVERNING LAW; BINDING EFFECT

          This Mortgage shall be governed by and construed, interpreted, regulated and enforced in accordance with the applicable laws of the State of Connecticut. All covenants, conditions and agreements herein shall run with the land, and shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the Lender and the Borrower.

     4.3  MODIFICATIONS, ETC.

          No modification, amendment, change, or discharge of any term or provision of this Mortgage shall be valid or binding unless the same is in writing and signed by the Lender and the Borrower. The modification of this Mortgage or of the Mortgage Debt or any other instrument securing the Mortgage Debt or the release of any part of the Property from the lien hereof shall not impair the priority of the lien of this Mortgage.

     4.4  NOTICE

          A. Any notice, report, demand or other written instrument required under SECTION 1.15 hereof or otherwise permitted or required to be given, made, or sent under this Mortgage, shall be in writing, signed by the party giving or making the same, and shall be sent by certified mail, return receipt requested, to all parties hereto simultaneously at their respective addresses as follows:

     As to the Lender:                            with a copy to:
     ----------------
     Shawmut Bank Connecticut, N.A.               Pepe & Hazard
     777 Main Street, MSN 240                     Goodwin Square
     Hartford, CT 06115                           Hartford, CT 06103
     Attn: John D. Behan, Vice President          Attn: James C. Schulwolf, Esq.

     As to the Borrower:
     ------------------
     EDAC Technologies Corporation
     1790 New Britain Avenue
     Farmington, CT 06032
     Attn: Glenn L. Purple, Vice President

          B. The date of receipt of any notice shall be deemed to be, and shall be effective from, the earlier of (1) the date of the actual receipt of such notice, or (2) three days after same is deposited in the United States mail as provided above, whether or not the same is actually received by such party.

          C. Any party hereto shall have the right to change the place to which any such notice shall be sent by a similar notice sent in like manner to all parties hereto.

     4.5  NO AGENCY OR JOINT VENTURE

          A. Nothing contained in this Mortgage shall be construed to cause the Borrower to become the agent for, or joint venturer with, the Lender for any purpose whatsoever, nor shall the Lender be responsible for any shortage, discrepancy, damage, loss or destruction of any part of the Property for whatever cause unless same is the direct result of the gross negligence of the Lender.

          B. Whether or not the Lender elects to employ any or all remedies available to it upon demand or the occurrence of an Event of Default under the Loan Documents, the Lender shall not be liable for the construction or failure to construct or complete or protect the Improvements or for payment of any expense incurred in connection with the exercise of any remedy available to the Lender or for the performance or nonperformance of any other obligation of the Borrower.

     4.6  INVALID PROVISIONS

          If any clause, provision, section or subsection of this Mortgage shall be ruled invalid by any court of competent jurisdiction, the invalidity of such clause, provision, section or subsection shall not affect any of the remaining provisions hereof. Such invalid or unenforceable term or provision shall be severed and all other terms and provisions herein shall continue to be effective and binding; provided, however, if any term or provision herein is invalid or unenforceable then the same shall be reduced in scope to the extent necessary to be valid or enforceable.

     4.7  INTERPRETATION

          In this Mortgage, unless the context otherwise requires:

          A. The term "Borrower" shall mean and include any guarantor of all or any part of the Mortgage Debt or any other person directly or indirectly responsible for the payment of all or any part of the Mortgage Debt.

          B. The terms "hereby", "hereof", "hereto", "herein", "hereunder" and any similar terms, as used in this Mortgage, shall refer to this Mortgage.

          C. Words of the masculine gender shall mean and include correlative words of the feminine and neuter genders and words importing the singular number shall mean and include the plural number and vice versa.

          D. Words importing persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons.

          E. Any headings or captions preceding the texts of the several sections of this Mortgage shall be solely for convenience of reference and shall not constitute a part of this Mortgage, nor shall they affect its meaning, construction or effect.

     NOW, THEREFORE, if all agreements and provisions contained herein are fully kept and performed by the Borrower, and all the Mortgage Debt shall be fully paid in all respects, then this deed shall be void; otherwise to remain in full force and effect.

     IN WITNESS WHEREOF, the Borrower has caused this instrument to be executed and delivered this _____ day of July, 1995.

Signed, sealed and delivered
in the presence of:                EDAC TECHNOLOGIES CORPORATION


__________________________         By:_______________________________
                                      Glenn L. Purple
                                      Its Vice President
__________________________


STATE OF CONNECTICUT               )
                                   ) ss.:
COUNTY OF HARTFORD                 )

     On this ______ day of July, 1995, before me, the undersigned officer, personally appeared Glenn L. Purple, Vice President of EDAC Technologies Corporation, signer and sealer of the foregoing instrument and acknowledged the same to be her/his free act and deed and the free act and deed of said corporation.


                                   __________________________________
                                   Notary Public
                                   My commission expires: